                                                                   EXHIBIT 10.39

                                 NON-EXCLUSIVE
                             DISTRIBUTOR AGREEMENT


     THIS LITRONIC NON-EXCLUSIVE DISTRIBUTOR AGREEMENT ("Agreement"), is entered into as of the EFFECTIVE DATE set forth below by and between LITRONIC, Inc., a California (U.S.A) corporation ("LITRONIC"), having its principal place of business at 2030 Main, Suite 1250, Irvine, California 92614, U.S.A. and the DISTRIBUTOR identified below.

     This Agreement consists of the following Term Sheet, the Standard Terms and Conditions and the Exhibits attached hereto.

TERM SHEET

1.  EFFECTIVE DATE:       ________________________

2.  DISTRIBUTOR:

    ITOCHU TECHNO-SCIENCE Corporation ("CTC")
    Street Address: 11-5, Fujimi 1-Chome, Chiyoda-Ku, TOKYO, 102-0071 JAPAN
    Telephone: +81-3-5526-1737                  Facsimile:  +81-3-5226-1729

    ITOCHU CORPORATION ("ITC"; together with CTC, collectively, DISTRIBUTOR) Street Address: 5-1, Kita-Aoyama 2-chome, Minato-ku, TOKYO, 107-77 JAPAN
    Telephone : +81-3-3497-2419                 Facsimile : +81-3-3497-4181

3.  CONTACT PERSON: Kazuya Ishikawa ("CTC")

    Title: Group Leader, Project Promoting Group, Electronic Commerce
           Promotion Dept.
    Contact Person's Telephone: +81-3-5526-1737
    Contact Person's E-mail address: kazuya@ctc-g.co.jp

4.  START DATE OF AGREEMENT: __________________________

5.  END DATE OF AGREEMENT: December 31, 1999

6.  TERRITORY: JAPAN

7.  PREPAYMENT: $160,000.00 ____________________

8.  ANNUAL TARGET: $500,000.00

9.  PRODUCT SCHEDULE AND DISCOUNT:


Included in   Product                                      Minimum       Discount
 Schedule                                                  order
                                                           quantity
---------------------------------------------------------------------------------
                                                                         Minimum
                                                                         quantity
                                                                         to 999
---------------------------------------------------------------------------------
Yes           MULTIFLEX SMARTCARD                           100               30%
Yes           CRYPTOFLEX SMARTCARD  4K                      100               30%
Yes           CRYPTOFLEX SMARTCARD  8K                      100               30%
Yes           210 READER                                    100               30%
Yes           215 READER                                    100               30%
Yes           410 READER                                    100               30%
Yes           NETSIGN W/210 READER  EXPORT                  100               40%
Yes           NETSIGN W/215 READER  EXPORT                  100               40%
Yes           NETSIGN W/410 READER  EXPORT                  100               40%
Yes           NETSIGN PRO W/210 READER  EXPORT              100               40%
Yes           NETSIGN PRO W/215 READER  EXPORT              100               40%
Yes           NETSIGN PRO W/410 READER  EXPORT              100               40%
Yes           PROFILE MANAGER EDK                             1               40%
Yes           PROFILE MANAGER EDK PLUS                        1               40%
Yes           PROFILE MANAGER                                 1               40%
Yes           PROFILE MANAGER MAINTENANCE*                    1               40%
Yes           NETSIGN SUPPORT*                              N/A               N/A

*LITRONIC DOES NOT PROVIDE TECHNICAL SUPPORT TO CUSTOMERS OF DISTRIBUTOR. LITRONIC SUPPORTS DISTRIBUTOR BY E-MAIL AND/OR TELEPHONE.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITRONIC, INC.          ITOCHU TECHNO-SCIENCE
                        CORPORATION

By:                     By:

Name:                   Name:

Title:                  Title:

Date:                   Date:

                        ITOCHU CORPORATION

                        By: _____________________________

                        Name: ___________________________

                        Title : _________________________

                        Date : __________________________

                         STANDARD TERMS AND CONDITIONS

1.  DEFINITIONS

Capitalized terms used and not otherwise defined in this Agreement or the Exhibits hereto shall have the meanings shown below:

1.1 "Intellectual Property" means all of the following owned by a party: (i) trademarks and service marks (registered and unregistered) and trade names, and goodwill associated therewith; (ii) patents, patentable inventions, computer programs, and software; (iii) databases; (iv) trade secrets and the right to limit the use or disclosure thereof; (v) copyrights in all works, including software programs; and (vi) domain names. The rights owned by a party in its Intellectual Property shall be defined, collectively, as "Intellectual Property Rights."

1.2 "Product(s)" shall mean those LITRONIC products that have been explicitly included in this Agreement and specified on the term sheet. LITRONIC shall have the right to withdraw any Product(s) from this Agreement upon ninety (90) days advance written notice. Products shall also include modifications, enhancements, corrections, or upgrades to the Products to be furnished by LITRONIC to DISTRIBUTOR hereunder.

1.3 "Discount" shall mean the discount applicable to Unit Price for a product as specified in the then current Reseller/Distributor Price List. The now current Reseller/Distributor Price List is attached to this Agreement as Exhibit A. All Reseller/Distributor Price Lists are incorporated in this Agreement by this reference.

1.4 "Distributor" means trade dealers only, that is companies which sell only to Resellers. The term "Distributor" does not include companies which sell to end-users or purchase products for their own use.

1.5 "End-User" shall mean a customer or prospective customer of DISTRIBUTOR that purchases a Product for its internal use.

1.6 "Reseller" means retail dealers only, that is companies which sell only to end-users. The term "Reseller" does not include companies which sell to distributors or purchase products for their own use.

1.7 "Territory" shall mean the distribution territory set forth on the Term Sheet attached hereto.

1.8 "Trademarks" shall mean LITRONIC's registered and unregistered trademarks, trade names and other commercial symbols, including but not limited to those set forth in Exhibit B.

2.  APPOINTMENT AS DISTRIBUTOR

2.1  Appointment.  Subject to the terms and conditions of this Agreement,
     -----------
LITRONIC hereby appoints DISTRIBUTOR, and DISTRIBUTOR hereby accepts such appointment, as a non-exclusive Distributor and a non-exclusive Reseller for the Products in the Territory. In connection with such appointment, to the extent permitted by the laws of the Territory, LITRONIC grants DISTRIBUTOR a non-exclusive and non-transferable right to promote, market, sub-license and solicit orders in the Territory from Resellers and end-users for the Products and services described in the Term Sheet.

2.2  Authorization.  DISTRIBUTOR may represent itself as a distributor for the
     -------------
Products. DISTRIBUTOR shall not represent that it is otherwise affiliated with LITRONIC. DISTRIBUTOR is authorized to represent to Resellers and end-users for the Products only such facts about LITRONIC and the Products as LITRONIC posts on its Web site or as are contained in other published advertising and promotional materials.

2.3  Independent Contractors. The relationship of LITRONIC and DISTRIBUTOR is
     -----------------------
that of independent contractors. Neither DISTRIBUTOR nor DISTRIBUTOR's employees, consultants, contractors or agents are agents, employees, partners or joint venturers of LITRONIC, nor do they have any authority to bind LITRONIC by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

2.4  End-User License Agreement.  DISTRIBUTOR shall (i) prepare an end-user
---  --------------------------
license agreement (the "End-User License Agreement") in Japanese language which shall contain similar terms and restrictions and provide the same protection to LITRONIC as those set forth in the LITRONIC`s standard end-user license agreement which is attached hereto as Exhibit D, and (ii) enter into the End-User License Agreement with each end-user for the software Products sub-licensed by DISTRIBUTOR. DISTRIBUTOR shall provide an English version of its End-User License Agreement which Litronic shall have the right to approve prior to use by DISTRIBUTOR.

3.   MARKETING LITRONIC PRODUCTS

3.1  Program Orientation.  Within the first sixty (60) days after the Effective
     -------------------
Date, DISTRIBUTOR will cause certain employees to obtain the training outlined in Exhibit C attached hereto. To the extent such training requires that DISTRIBUTOR's personnel travel, DISTRIBUTOR shall bear the travel and lodging expenses of such personnel.

3.2  Sales Collateral.  LITRONIC shall provide DISTRIBUTOR with a reasonable
     ----------------
number of copies of the sales collateral related to each Product as are specified in Term Sheet. DISTRIBUTOR will be responsible for creation of all collateral materials relating to the TERRITORY. DISTRIBUTOR shall bear the costs for all such materials required to satisfactorily market and sell the Products, including any translation costs. A copyright for such materials translated by DISTRIBUTOR shall be possessed by DISTRIBUTOR and assigned to LITRONIC at the time of termination or expiration of this Agreement as set forth in Section 8.1 below.

3.3  DISTRIBUTOR Efforts.  During the term of this Agreement, DISTRIBUTOR shall
     -------------------
use its commercially reasonable efforts to market and promote the Products to Resellers and end-users for the Products in the Territory. Without limiting the generality of the foregoing, DISTRIBUTOR shall undertake the specific marketing activities for each Product, which are set forth in the Term Sheet.

3.4  Product Resale.  DISTRIBUTOR shall resell the Products only to Resellers
     --------------
for resale to end users and, directly, to End-Users for the Products.

3.5  Market Area.  LITRONIC shall be the sole and final arbiter of any question
     -----------
whether a specific Reseller is within the Territory.

3.6  Prepayment.  Within thirty (30) days after the Effective Date,
DISTRIBUTOR shall pay to LITRONIC an up-front fee (the "Up-Front Fee") for the Products in the amount of One Hundred Sixty Thousand United States Dollars (USD 160,000) as specified on Section 7 of the term sheet above.

DISTRIBUTOR shall have the right to apply all of the Up-Front Fee as a credit against all future fees for the Products payable by DISTRIBUTOR pursuant to
Section 5 (PURCHASE AND PAYMENT TERM) below, and for the future fees for the Products to be paid by DISTRIBUTOR as an end-user for the Products.

3.7  Annual Target. LITRONIC and DISTRIBUTOR have established annual target
     -------------
purchase quota for the Products during the period commencing from the Effective Date and ending on December 31, 1999 as set forth in Section 8 of the term sheet above (the "Target Purchase Quota"), and CTC shall use its commercially reasonable efforts to meet the Target Purchase Quota. Notwithstanding anything contained herein to the contrary and for avoidance of doubts, the parties acknowledge and agree that the Target Purchase Quota shall not be construed as creating any legally binding obligation of DISTRIBUTOR to purchase those amounts of the Products.

3.8  DISTRIBUTOR Personnel.  DISTRIBUTOR will train and maintain a sufficient
     ---------------------
number of capable technical and sales personnel, minimum of one full-time employee, having the knowledge and training necessary to: (i) inform potential Resellers and End Users properly concerning the features and capabilities of the Products and, if necessary, competitive products; (ii) service and support the Products in accordance with DISTRIBUTOR's obligations under this Agreement; and
(iii) otherwise carry out the obligations and responsibilities of DISTRIBUTOR under this agreement.

3.9  Technical Expertise.  DISTRIBUTOR warrants that its staff will be
     -------------------
conversant with the technology contained in the Products and similar technologies in general, and will develop sufficient knowledge of the industry and products competitive with the Products (including specifications, features and benefits) so as to be able to explain in detail to its potential Resellers and End Users the differences between the Products and competitive products.

3.10  DISTRIBUTOR Covenants.  DISTRIBUTOR will: (i) conduct business in a manner
      ---------------------
that reflects favorable at all times on the Products and the good name, good will and reputation of LITRONIC; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to LITRONIC, the Products and services or the public; (iii) make no false or misleading representations with regard to LITRONIC, or the Products; (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to LITRONIC or the Products; and (v) make no representation, warranties or guarantees to potential Resellers or End Users or to the trade with respect to the specifications, features or capabilities of the Products that are inconsistent with the literature distributed by LITRONIC.

3.11  Costs and Expenses.  Except as expressly provided herein or agreed to in
      ------------------
writing by LITRONIC and DISTRIBUTOR, DISTRIBUTOR will pay all costs and expenses incurred in the performance of DISTRIBUTOR's obligations under this Agreement.

3.12  Marketing Activities.  DISTRIBUTOR shall develop and execute a marketing
      --------------------
plan sufficient to fulfill its obligations under this Agreement. To the extent LITRONIC offers and this is agreed to by DISTRIBUTOR in advance, DISTRIBUTOR agrees to participate with LITRONIC in joint marketing activities with respect to certain Products.

3.13  Compliance with Laws.  DISTRIBUTOR will comply with all applicable
      --------------------
international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the Products.

3.14  Governmental Approval.  If any approval with respect to this Agreement, or
      ---------------------
the notification or registration hereof, will be required at any time during the term of this Agreement, with respect to giving legal effect to this Agreement in any jurisdiction in which DISTRIBUTOR is operating, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance from abroad of U.S. Dollars, DISTRIBUTOR will immediately take whatever steps may be necessary in this respect, and any charges incurred in connection therewith will be for the account of DISTRIBUTOR. DISTRIBUTOR will keep LITRONIC currently informed of its efforts in this connection. LITRONIC will be under no obligation to ship any Products or other materials to DISTRIBUTOR hereunder until DISTRIBUTOR has provided LITRONIC with satisfactory evidence that such approval, notification or registration is not required or that it has been obtained.

4.   TECHNICAL SUPPORT

4.1  Reseller Support.  DISTRIBUTOR shall provide all technical support relating
     ----------------
to its own products and services, and to the Products as described in the TERM SHEET, directly to its Resellers and End-Users for the Products. DISTRIBUTOR shall provide LITRONIC with a telephone number for LITRONIC to contact DISTRIBUTOR directly for DISTRIBUTOR's support under this Section 4. If LITRONIC receives such an inquiry, LITRONIC shall provide the inquiring party with the telephone number of DISTRIBUTOR, and DISTRIBUTOR shall be responsible for providing support to such party.

4.2  DISTRIBUTOR Support.  LITRONIC shall provide DISTRIBUTOR with the technical
     -------------------
support services for each Product as set forth in the TERM SHEET.

4.3  Maintenance Contract.  Litronic shall provide DISTRIBUTOR with product
     --------------------
updates and upgrades to new releases of the same products for software products with a current maintenance contract. Litronic will provide technical support to DISTRIBUTOR and DISTRIBUTOR will provide technical support to end-user."

5.   PURCHASE AND PAYMENT TERMS

5.1 Forecasts, Purchase and Sale. DISTRIBUTOR shall submit quarterly non-binding forecasts of its requirements for Products to LITRONIC at least forty-five (45) days in advance of each calendar quarter. DISTRIBUTOR will, at its sole discretion, maintain reasonable stock levels for the Products. LITRONIC agrees to sell to DISTRIBUTOR those Products order by DISTRIBUTOR at the prices set forth in Reseller/Distributor Price List described in Exhibit A attached hereto reduced by the discount percentage set forth in Section 9 of the term sheet above and under the conditions specified in this Agreement during the term of this Agreement. Product orders will be placed by DISTRIBUTOR's issuance of a purchase order. The terms and conditions of this Agreement shall supersede the terms and conditions of any purchase order issued by DISTRIBUTOR (or any order acknowledgements and invoices issued by LITRONIC). Any additional or conflicting purchase order terms and conditions (and order acknowledgment and invoice terms and conditions) shall be deemed null and void and shall be of no force or effect.

5.2  Payments for LITRONIC Products.  DISTRIBUTOR shall be responsible for
     ------------------------------
invoicing Resellers (and end users) and collecting invoiced amounts from Resellers (and end users) for all Products licensed, sold or otherwise distributed on the basis of orders solicited by DISTRIBUTOR. For the Products licensed, sold or otherwise distributed based upon orders solicited by DISTRIBUTOR, DISTRIBUTOR will pay LITRONIC the amounts set forth in the applicable Reseller/Distributor Price List described in

Exhibit A attached hereto reduced by the discount percentage set forth in
Section 9 of the term sheet above, in the manner and at the time set forth in
Section 5.4 (Terms of Payment) below. DISTRIBUTOR's payments shall not be affected by Resellers payments or non- payment for the Products ordered.

5.3  Price Changes.  LITRONIC's prices for the Products as of the date of this
     -------------
Agreement are set forth in the applicable Reseller/Distributor Price List attached hereto as Exhibit A. LITRONIC reserves the right to change the prices for any LITRONIC Product or any other product or service at any time. Price decreases shall take effect immediately upon announcement. In the event of a price increase, LITRONIC shall provide DISTRIBUTOR with sixty (60) days' advance notice. Such changes shall not require DISTRIBUTOR's approval. In the event of any price increase, LITRONIC shall be bound to honor any orders placed at the prices in effect prior to price increase (which effective date shall be the 61st day following LITRONIC's written notice described in this Section 5.3). Notwithstanding any increase in LITRONIC's price, if DISTRIBUTOR shall deliver to LITRONIC a copy of the quotation furnished to its potential customer(s) no later than five (5) business days after the receipt of notice for the price increase and LITRONIC has received firm order from such customer(s) within ninety (90) days after the effective date of such price increase, ex-price shall apply to such orders. DISTRIBUTOR shall determine its own market prices for the Products and for other products and services it sells, licenses or otherwise distributes or makes available.

5.4  Terms of Payment.  Amounts due LITRONIC hereunder shall be wire transferred
to LITRONIC's designated bank account by DISTRIBUTOR   Invoices shall be due and
payable on or before the sixtieth (60th) day after the date of invoice issued by LITRONIC for the full amount owed for the ordered and delivered Products. A late payment penalty on any amounts not paid when due shall be assessed at the rate of one and one-half percent (1 1/2%) per thirty (30) days or the maximum rate permitted by law, whichever is less. Such late payment penalty shall accrue beginning on the sixty-first (61st) day after the day the invoice was issued. All payments to LITRONIC shall be made directly to the bank nominated by LITRONIC in United States Dollars, free of any currency control or other restrictions to LITRONIC and with all transfer charges paid by the DISTRIBUTOR.

5.5  Taxes.  Except for the withholding income tax described below in this
     -----
Section 5.5, DISTRIBUTOR shall pay, indemnify and hold LITRONIC harmless from
(i) any sales, use, excise, import or export, value-added, or similar tax or duty, and any other tax or duty not based on LITRONIC's income, and (ii) all government permit fees, customs fees and similar fees which LITRONIC may incur with respect to this Agreement. Such taxes, fees and duties paid by DISTRIBUTOR shall not be considered a part of, a deduction from, or an offset against, payments due to LITRONIC hereunder. LITRONIC acknowledges and agrees that the payment for the software Products pursuant to this Agreement by DISTRIBUTOR to LITRONIC shall be subject to the withholding income tax based on (i) Sections 161-7-2, 178, 179-1, and 212 of Income Tax Laws of Japan, and (ii) Article 14 of the Tax Convention between U.S.A. and Japan (the "USA/Japan Tax Convention"). DISTRIBUTOR shall (i) withhold such tax from the payment to LITRONIC, (ii) pay such tax to the Japanese tax authority on behalf of LITRONIC, and (iii) transmit to LITRONIC an official tax receipt issued by the Japanese tax authority after such tax payment. LITRONIC shall execute and deliver to DISTRIBUTOR an appropriate application form and DISTRIBUTOR shall execute such application form and file it with a competent tax office in Japan in order to reduce an applicable tax rate of withholding income tax in accordance with the USA/Japan Tax Convention.

5.6  Audit Rights.  LITRONIC shall have the right, at its sole cost and expense,
     ------------
to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of DISTRIBUTOR to verify the volume of Products licensed or otherwise distributed by DISTRIBUTOR and DISTRIBUTOR's calculation of amounts payable to LITRONIC therefor in the case where the applicable Distributor Price List specifies that DISTRIBUTOR is required to report amounts payable with respect to the Products. If the amounts accrued are different than those reported, DISTRIBUTOR will be invoiced or credited for the difference, as applicable. Any additional amounts, along with the late payment penalty assessed in accordance with Section 5.4, shall be payable within thirty (30) days of such invoice. If the deficiency in the amounts paid by DISTRIBUTOR is greater than five percent (5%) of the amounts reported by DISTRIBUTOR for any reporting period, DISTRIBUTOR will pay the reasonable expenses associated with such audit, in addition to the deficiency.

5.7 Itochu Technology, Inc. (ITI USA"). DISTRIBUTOR hereby engages ITI USA, a Delaware corporation with its office currently located at 3100 Patrick Henry Drive, Santa Clara, CA 95054 or any successor entity to act as an order processing agent acting for and on behalf of DISTRIBUTOR with its authority including, without limitation, to receive shipment, place orders and effect payments from, with and to LITRONIC, respectively, on behalf of DISTRIBUTOR. DISTRIBUTOR shall be responsible to LITRONIC for any act or omission of ITI USA regarding its activities contemplated herein.

6.   CONFIDENTIALITY

6.1  Confidential Information.  The parties acknowledge that in their
     ------------------------
performance of their duties hereunder either party may communicate to the other (or its designees) certain confidential and proprietary information, including without limitation information concerning DISTRIBUTOR's products and services, LITRONIC's products and services, and the know-how, technology, techniques, or business or marketing plans related thereto (collectively, the "Confidential Information") all of which are confidential and proprietary to, and trade secrets of, the disclosing party. Confidential Information does not include information that: (i) is public knowledge at the time of disclosure by the disclosing party; (ii) becomes public knowledge or known to the receiving party after disclosure by the disclosing party other than by breach of the receiving party's obligations under this Section 6 or by breach of a third party's confidentiality obligations; (iii) was known by the receiving party prior to disclosure by the disclosing party other than by breach of a third party's confidentiality obligations; (iv) is independently developed by the receiving party, or (v) is required to be disclosed pursuant to any statutory or regulatory provision or court order.

6.2  Protection of Confidential Information.  As a condition to the receipt of
     --------------------------------------
the Confidential Information from the disclosing party, the receiving party shall: (i) not disclose in any manner, directly or indirectly, to any third party any portion of the disclosing party's Confidential Information; (ii) not use the disclosing party's Confidential Information in any fashion except to perform its duties hereunder or with the disclosing party's express prior written consent; (iii) disclose the disclosing party's Confidential Information, in whole or in part, only to employees and agents who need to have access thereto for the receiving party's internal business purposes; (iv) take all necessary steps to ensure that its employees and agents are informed of and comply with the confidentiality restrictions contained in this Agreement; and
(v) take all necessary precautions to protect the confidentiality of the Confidential Information received hereunder and exercise at least the same degree of care in safeguarding the Confidential Information as it would with its own confidential information, and in no event shall apply less than a reasonable standard of care to prevent disclosure. The receiving party shall promptly notify the disclosing party of any unauthorized disclosure or use of the Confidential Information arising under this Agreement. The receiving party shall cooperate and assist the disclosing party in preventing or remedying any such unauthorized use or disclosure.

6.3  Injunctive Relief.  Both parties acknowledge that the restrictions
     -----------------
contained in this Section 6 are reasonable and necessary to protect their legitimate interests and that any violation of these restrictions will cause irreparable damage to the other party. Each party agrees that damages are not an adequate remedy for any such violation and that the other party will be entitled to injunctive relief against each violation.

7.   TRADEMARK RIGHTS

7.1  License.  LITRONIC grants DISTRIBUTOR the nonexclusive right and license to
     -------
use LITRONIC's Trademarks during the term of this Agreement solely in conjunction with the marketing, promotion and resale of the Products. LITRONIC grants no rights in the Trademarks or in any other trademark, trade name, service mark, business name or goodwill of LITRONIC except as licensed hereunder or by separate written agreement of the parties. DISTRIBUTOR agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any Trademark or any other trademark, trade name or product designation belonging to or licensed to LITRONIC (including, without limitation registering or attempting to register any Trademark or any such other trademark, trade name or product designation).

7.2  No Confusing Use.  During the term of this Agreement, DISTRIBUTOR agrees
     ----------------
not to use any trademark, trade name or product name confusingly similar to a trademark, trade name or product name of LITRONIC, as expressly licensed in
Section 7.1.

7.3  Marking Requirements.  DISTRIBUTOR agrees to (i) use the appropriate
     --------------------
trademark, logo, product descriptor and trademark symbol (either "TM" or "(R)" or local equivalents), (ii) clearly indicate LITRONIC's ownership of the Trademarks whenever the Trademarks are first mentioned in any document, and
(iii) comply with the other usage requirements set forth in LITRONIC's Trademark and Logo Usage Guide provided to DISTRIBUTOR from time to time.

7.4  No Continuing Rights.  Upon expiration or termination of this Agreement,
     --------------------
DISTRIBUTOR will immediately cease all display, advertising and use of all of the Trademarks and will not thereafter use, advertise or display any trademark, trade name or product designation which is, or any part of which is, similar to or confusing with any Trademark or with any trademark, trade name or product designation associated with LITRONIC or any Product.

8.  INTELLECTUAL PROPERTY RIGHTS

8.1  Ownership.  Other than the express licenses granted by this Agreement,
     ---------
LITRONIC grants no right or license to DISTRIBUTOR by implication, estoppel or otherwise to the Products or any Intellectual Property Rights of LITRONIC. Each party shall retain all ownership rights, title, and interest in and to its own products and services (including in the case of LITRONIC, in the Products) and all intellectual property rights therein, subject only to the rights and licenses specifically granted herein. To the extent that DISTRIBUTOR translates, or causes to be translated, any of LITRONIC's marketing materials, user manuals or other documentation, DISTRIBUTOR agrees to assign all copyrights in such translations to LITRONIC at the time of termination or expiration of this Agreement.

8.2  Obtaining Rights.  LITRONIC (and not DISTRIBUTOR) shall have the sole
     ----------------
right, but not the obligation, to pursue copyright, patent and trademark protection, in its sole discretion, for the Products and any Intellectual Property Rights incorporated therein. DISTRIBUTOR will provide reasonable assistance to LITRONIC in pursuing such protection, including without limitation executing and delivering to LITRONIC such instruments as may be required to register or perfect LITRONIC's interests in any Intellectual Property Rights and any assignments thereof.

8.3  Pursuit of Infringers.  DISTRIBUTOR shall notify LITRONIC of infringements
     ---------------------
of LITRONIC's Intellectual Property Rights of which DISTRIBUTOR becomes aware. DISTRIBUTOR shall reasonably assist LITRONIC, at no cost to DISTRIBUTOR, in pursuing LITRONIC's legal rights against any such infringers. LITRONIC, at its sole discretion, shall determine whether to pursue any particular case of infringement.

8.4  Proprietary Markings and Copyright Notices.  DISTRIBUTOR shall not remove
     ------------------------------------------
or destroy any proprietary, confidentiality, trademark, service mark, or copyright markings or notices placed upon or contained in any materials or documentation received from LITRONIC in connection with this Agreement.

9.   INDEMNITIES

9.1  DISTRIBUTOR Indemnity.  DISTRIBUTOR's indemnity obligations under Section
     ---------------------
9.3 shall apply to any claim, suit or proceeding by a third party against LITRONIC and any of its directors, officers, agents, employees, contractors, parent companies, affiliates, and/or subsidiaries (collectively, the "LITRONIC Parties") based on or arising out of (i) the misconduct or omissions of DISTRIBUTOR in connection with (A) its performance or failure to perform any other obligations in this Agreement or any agreement with an Reseller or End-User of the Products, and (B) any other product or service provided by DISTRIBUTOR to Resellers or End-User of the Products; and (ii) any unauthorized representation or any misrepresentation of fact to any third party with respect to one or more of the LITRONIC Parties or the LITRONIC Products made by DISTRIBUTOR or any director, officer, agent, or employee of DISTRIBUTOR.

9.2  LITRONIC Indemnity.  LITRONIC's indemnity obligations under Section 9.3
     ------------------
shall apply to any claim, suit or proceeding by a third party against DISTRIBUTOR and any of its directors, officers, agents, employees, contractors, parent companies, affiliates, and/or subsidiaries (collectively, the "DISTRIBUTOR Parties") based on or arising out of (i) the misconduct or omissions of LITRONIC in connection with (A) its performance or failure to perform the obligations in this Agreement, and (B) any Products provided to DISTRIBUTOR under this Agreement; (ii) any unauthorized representation or any misrepresentation of fact to any third party with respect to one or more of DISTRIBUTOR Parties made by LITRONIC or any director, officer, agent, or employee of LITRONIC, or (iii) any third party claims of patent or copyright infringement or trade secret misappropriation to the extent such claims arise directly from the LITRONIC proprietary components of the Product.

9.3  Notices and Indemnities.  Subject to the limitations set forth herein, each
     -----------------------
party (the "Indemnifying Party"), at its own expense, shall (a) defend, or at its option settle, any claim, suit, or proceeding against the other party (the "Indemnified Party") for which it has an indemnification obligation under this Agreement and (b) pay any final judgment entered or settlement (including attorneys' fee) against the Indemnified Party in any such suit or proceeding defended by the Indemnifying Party. An Indemnifying Party shall not take any action to settle or defend any such claim, suit, or proceeding that would in any manner impose obligations (monetary or otherwise) on an Indemnified Party without the Indemnified Party's written consent. An Indemnified Party shall have the right to participate in the defense of any claim with its own counsel and shall be responsible for all costs associated therewith. An Indemnifying Party shall have the right to control and direct the investigation, preparation, defense, and settlement of the claim, and the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such claim at the Indemnifying Party's expense. In addition, an Indemnified Party shall give the Indemnifying Party prompt written notice of any claim, suit, or proceeding for which the Indemnifying Party has an indemnification obligation under this Agreement. In the event such notice is not promptly given, the Indemnifying Party's obligation hereunder shall not include any additional expenses or damages to the extent attributable to such failure or delay of notice.

9.4  Injunction.  If claim for infringement described in Section 9.2 above has
     ----------
occurred or in LITRONIC's opinion is likely to occur, LITRONIC shall, at its option and expense, either (i) procure for DISTRIBUTOR the right to continue a) using and/or distributing the Products, or b) using the Trademarks or (ii) to replace or modify the same so that it becomes non-infringing to the extent that functions of the Products is maintained. If neither of the foregoing is reasonably available, LITRONIC shall refund to DISTRIBUTOR the price thereof less a reasonable amount for use, damage and obsolescence.

10.   LIMITED WARRANTY

10.1  Limited Warranty. LITRONIC warrants to DISTRIBUTOR that the hardware
      ----------------
Products is free from defects in materials and workmanship for a period of (i) fifteen (15) months from the date of shipment from LITRONIC to DISTRIBUTOR or
(ii) one (1) year from the date of installation of the Products at end-user's site, whichever comes first ("the Warranty Period"). LITRONIC warrants to DISTRIBUTOR that the delivered software Products will materially conform to the functional specifications set forth in the manuals. Should a Product fail to comply with this Limited Warranty at any time during the Warranty Period, the purchaser's sole and exclusive remedy is for LITRONIC, at its option, to either repair or replace the Product as described below, provided that in LITRONIC's sole determination the part or Product has not been abused, misused, repaired or modified. All Products will be serviced and returned via air at no charge to DISTRIBUTOR. In the event LITRONIC is unable to repair or replace the Product within a reasonable period of time, DISTRIBUTOR's sole and exclusive remedy is to receive reimbursement of the amount DISTRIBUTOR actually paid for the Product.

10.2  Returns.  All returns under this Limited Warranty require a Return
      -------
Merchandise Authorization number (RMA #) provided by LITRONIC Customer Service. Products which require Limited Warranty service during the Warranty Period must be delivered to LITRONIC at the address listed below. The RMA # should be prominently displayed on the outside of the shipping container. Replacement parts or complete products will be furnished on an exchange basis only. Replaced parts or products become the property of LITRONIC.

                   Returns Department, Litronic, Inc.
                   17895 Sky Park Circle, Suite A, Irvine, CA 92614 Tel (949) 851-1085, E-mail: rma@litronic.com

10.3  Shipping.  DISTRIBUTOR agrees to pay shipping charges to LITRONIC or
      --------
directly to the carrier, insure the Product or assume the risk of loss or damage
                                    -
which may occur in transit, and to use a shipping container equivalent to the original packaging. If any labor, repair or parts replacement is required because of accident, negligence, misuse, theft, vandalism, fire, water or other peril, or because of conditions outside of specifications, including, but not limited to, electric power, temperature, humidity, or dust; or by moving, repair, relocation, or alteration not performed by LITRONIC, or by any other cause other than normal use, this Limited Warranty shall be void and shall not apply.

10.4  Duty and Sales Tax.  DISTRIBUTOR agrees to pay any applicable duties sales
      ------------------
taxes or similar charges. LITRONIC Products are supplied to the DISTRIBUTOR FOB,
                                   -
Irvine, California, USA. As used herein, the term "FOB" shall be construed in accordance with California Commercial Code Section 2-319.

10.5  Applicability.  This Limited Warranty shall not be applicable to the
      -------------
extent that any provision of this Limited Warranty is prohibited by or contrary to, any international, federal, state or local law or regulation which cannot be preempted. This Limited Warranty gives the purchaser specific legal rights, but the purchaser may have different or additional legal rights, depending on the jurisdiction in which the purchaser is located.

10.6  Year 2000 Compliance.  Subject to the limitations set forth in Section
----  --------------------
11.2 herein, LITRONIC represents and warrants that the Products accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations by using four digit year format, and that such processing shall not require user to invoke special procedures, subject to the condition that other information technology, used in combination with the Products, properly exchanges date/time data with it. Notwithstanding anything contained herein to the contrary, the remedies available to DISTRIBUTOR under this warranty shall include repair or replacement of any Product whose non-compliance is discovered and made known to LITRONIC in writing within ninety (90) days after discovery. Nothing in this warranty shall be construed to limit any rights or remedies DISTRIBUTOR may otherwise have under this Agreement with respect to defects other than Year 2000 performance.

11.   DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

11.1  Disclaimer.  EXCEPT FOR (I)  THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS
      ----------
AGREEMENT, AND (II) YEAR 2000 COMPLIANCE DESCRIBED IN SECTION 10.6 ABOVE AND AS LIMITED BY SECTION 11.2 HEREIN, LITRONIC'S PRODUCTS AND SERVICES ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. LITRONIC DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, TO DISTRIBUTOR AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY LITRONIC OR ITS EMPLOYEES OR REPRESENTATIVES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF LITRONIC'S OBLIGATIONS.

11.2  Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY
      -----------------------
OR TO ANY OTHER THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL, RELIANCE, OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LITRONIC PRODUCTS, WHETHER FORESEEABLE OR UNFORESEEABLE, AND WHETHER BASED ON BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, GROSS NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHER CAUSE OF ACTION (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF DATA, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY, OR USE OF FACILITIES; INTERRUPTION IN USE OR AVAILABILITY OF DATA; STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS; OR LABOR CLAIMS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES SHALL LITRONIC'S TOTAL LIABILITY TO DISTRIBUTOR OR

ANY THIRD PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE AMOUNT PAID BY DISTRIBUTOR UNDER THIS AGREEMENT TO A MAXIMUM OF ONE MILLION DOLLARS ($1,000,000.00), REGARDLESS OF WHETHER AN ACTION OR CLAIM IS BASED ON WARRANTY,
CONTRACT, TORT OR OTHERWISE.   NO ACTION MAY BE BROUGHT BY A PARTY AGAINST THE
OTHER PARTY BEYOND TWO (2) YEARS AFTER THE CAUSE OF ACTION HAS ARISEN OR SHOULD HAVE ARISEN.

12.   FORCE MAJEURE

In no event shall either party be responsible for delays in delivery or performance when the same are the result of any cause beyond such party's control.

13.   TERM AND TERMINATION

13.1 Term and Termination. The term of this Agreement shall commence on the start date of the Agreement as set forth in Section 4 of the term sheet above and, unless earlier terminated pursuant to the terms of this Agreement, will continue until December 31, 1999. This Agreement shall be automatically extended on a year to year basis unless either party shall give written notice of non-renewal to the other party not less than sixty (60) days prior to the expiration of the then current term. The parties agree that the Limitation of Liability provision of Section 11.2 shall apply to any termination of this Agreement by either party. DISTRIBUTOR waives any right it may have to receive any compensation or reparations on termination or expiration of this Agreement or any rights hereunder under the law of any jurisdiction, other than as expressly provided in this Agreement. Neither party shall be liable to the other party in the event of termination, expiration or failure to agree upon an extension of the term of this Agreement for compensation, reimbursement or damages on account of loss of prospective profits, or anticipated sales, or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of the other party.

13.2  Termination for Default.  Either party may terminate this Agreement at any
      -----------------------
time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

13.3  Insolvency.  Either party may terminate this Agreement at any time upon
      ----------
(i) the institution of any proceedings by or against the other party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceedings are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of the other party's property or assets; or (iii) the liquidation, dissolution or winding up of the other party's business.

13.4  Effect of Termination.  Upon the expiration or termination of this
      ---------------------
Agreement, DISTRIBUTOR shall cease using, marketing, promoting and soliciting orders for the Products. DISTRIBUTOR will discontinue the use of all Trademarks. Upon the expiration or termination of this Agreement, LITRONIC will provide support to End-Users of the Products referred by DISTRIBUTOR. Any expiration or termination of this Agreement shall not discharge any obligation to make payments which have accrued or are owing as of the effective date of such expiration or termination or which accrue after expiration or termination for LITRONIC Products shipped or invoiced upon orders placed before such expiration or termination. Termination or expiration of this Agreement shall not terminate or cancel any sublicense to the software Products granted by DISTRIBUTOR to the End-User of the Products hereunder prior to the termination or expiration of this Agreement.

13.5  Return of Confidential Information.  Upon expiration or termination of
      ----------------------------------
this Agreement for any reason, each party shall return the other party's Confidential Information to it, or, with the prior written consent of the other party, shall destroy the other party's Confidential Information. Each party shall certify to the other in writing within thirty (30) days of expiration or termination that such party has returned or destroyed all of such Confidential Information.

13.6  Survival of Terms.  Expiration or termination of this Agreement shall not
      -----------------
relieve either party of any obligations that accrue prior to the date of such expiration or termination. The provisions of Sections 3.11, 3.14, 5, 6, 7, 8, 9, 10, 11, 13.1, 13.4, 13.5, 13.6, 14.1, 14.6, 14.8 and 14.9 of this Agreement shall survive the expiration or termination of this Agreement for any reason; provided, however, that Section 6 shall survive for five (5) years thereafter .

14.   MISCELLANEOUS PROVISIONS

14.1  Governing Law, Waiver of Jury Trial and Arbitration.  This Agreement shall
      ---------------------------------------------------
be governed by and construed in accordance with the laws of the State of California, U.S.A. (irrespective of its choice of law principles). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties hereby waive any right to jury trial with respect to any action brought in connection with this Agreement. Any and all disputes arising directly or indirectly out of or relating in any way to this Agreement which can not be satisfactorily resolved by the parties shall be submitted to binding arbitration pursuant to the Rules then in effect of the American Arbitration Association for any petition brought by LITRONIC, or of Conciliation and Arbitration of the International Chamber of Commerce (Paris) for any petition brought by DISTRIBUTOR. Arbitration shall be held in the city and country where the petitioner resides. The arbitrator(s) shall decide the matters submitted to them based upon the evidences presented and the terms of this Agreement and arbitrator(s) shall issue a written award which shall state the basis of the award and include findings of fact and conclusions of law. The award of the arbitration shall be final, non-appealable and binding upon the parties and their respective successors and permitted assigns. Judgment upon the award may be entered in any court having the jurisdiction thereof.

14.2  Binding upon Successors and Assigns.  Except as otherwise provided herein,
      -----------------------------------
this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives and assigns of the parties hereto. This Agreement shall not be assignable by DISTRIBUTOR by operation of law (including as a result of a merger or a transfer of a controlling interest in DISTRIBUTOR's voting securities) or otherwise without the prior written authorization of LITRONIC, which shall not be unreasonably withheld. Any such purported assignment shall be void and of no effect and shall permit LITRONIC to terminate this Agreement.

14.3  Severability.  If any provision of this Agreement shall be invalid or
      ------------
unenforceable, the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

14.4  Entire Agreement.  This Agreement, and the Exhibits and Distributor Price
      ----------------
Lists attached hereto constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, representations, agreements or understandings between the parties.

14.5  Amendment and Waivers.  Except as otherwise expressly provided in this
      ---------------------
Agreement, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

14.6  Attorneys' Fees.  Should suit be brought to enforce or interpret any part
      ---------------
of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

14.7  Notices.  Any notice, demand, or request with respect to this Agreement
      -------
shall be in writing and shall be effective only if it is delivered by a courier service that confirms delivery in writing, or mailed, certified or registered mail, postage prepaid, return receipt requested, and in each case addressed to the parties at the addresses set forth in paragraph 1, and in the case of LITRONIC, to the attention of the President and Chief Executive Officer, and in the case of DISTRIBUTOR to the Contact Person as identified on the Term Sheet. Such communications shall be effective when they are received. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

14.8  Foreign Reshipment Liability.  THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO
      ----------------------------
ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE U.S. GOVERNMENT. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, DISTRIBUTOR AGREES THAT IT WILL NOT EXPORT OR RE-EXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR RE-EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

14.9  Publicity.  Neither party will disclose to third parties, other than its
      ---------
agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement, (iii) either party may disclose such terms to the extent necessary in connection with the due diligence review of such party by potential business partners, investors or acquirers, or investment bankers, to such persons and to their employees, agents, attorneys and auditors; and (iv) either party shall have the right to disclose that DISTRIBUTOR is a distributor of the Products.

14.10  No Waiver.  Failure by either party to enforce any provision of this
       ---------
Agreement will not be deemed a waiver of future enforcement of that or any other provision. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the authorized representative of a party against whom the waiver is sought to be enforced. No failure or delay by either party in exercising any right, power or remedy under this Agreement shall operate as a waiver of the right, power or remedy.

14.11  Counterparts.  This Agreement may be executed in one or more
       ------------
counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

14.12  Due Authorization.  DISTRIBUTOR hereby represents and warrants to
       -----------------
LITRONIC that the individual executing this Agreement on behalf of DISTRIBUTOR is duly authorized to execute this Agreement on behalf of DISTRIBUTOR and to bind DISTRIBUTOR hereby.

14.13  Choice of Language.  The original of this Agreement has been written in
       ------------------
English. DISTRIBUTOR waives any right it may have under the law of any jurisdiction to have this Agreement written in the language of such jurisdiction or any other language.

14.14  Headings.  All Section headings are provided for the convenience or
       --------
references only and shall not be construed otherwise.

## End of Terms and Conditions ##

                                   EXHIBIT A

                        RESELLER/DISTRIBUTOR PRICE LIST

The following price list is attached:


RESELLER/DISTRIBUTOR PRICE LIST (January 1, 1999
(Products validated for Japanese market)

(Attached)

                                                                       EXHIBIT A

                                                        COMMERCIAL IN CONFIDENCE

                                                            RESELLER/DISTRIBUTOR
[LITRONIC LOGO APPEARS HERE]                       PRICE LIST (February 1, 1999)

1. SMART CARDS

                                                                       Requires Export
                     Product                          Part Number          License         Unit Price
--------------------------------------------------------------------------------------------------------
ME2000 SMARTCARD                                                                                    $ 15
* MUST SPECIFY
  .  DOS Logo                                        050-1100-DOS
  .  Litronic Logo                                   050-1100-LIT
  .  Army Corp of Engineers Logo                     050-1100-AC
--------------------------------------------------------------------------------------------------------
8K MULTIFLEX SMARTCARD                                                                              $ 23
* MUST SPECIFY
  .  NO Logo                                         010-1107
  .  Litronic Logo                                   050-1107-LIT
  .  NetSign Logo                                    050-1107-NS2.0
* DEFAULT is Litronic Logo
--------------------------------------------------------------------------------------------------------
4K CRYPTOFLEX SMARTCARD                                                                             $ 24
* MUST SPECIFY
  .  NO Logo                                         010-1103
  .  Litronic Logo                                   050-1103-LIT
  .  NetSign Logo                                    050-1103-NS2.0
* DEFAULT is Litronic Logo
--------------------------------------------------------------------------------------------------------
8K CRYPTOFLEX SMARTCARD                                                                             $ 31
  Available 3/99
* MUST SPECIFY
  .  NO Logo                                         010-1110
  .  Litronic Logo                                   050-1110-LIT
  .  NetSign Logo                                    050-1110-NS2.0
* DEFAULT is Litronic Logo
--------------------------------------------------------------------------------------------------------
1000 MONIKER FORTEZZA CRYPTO CARD                    050-1042                Yes                    $153
  .  PC-CARD Type II
  .  Windows, DOS, Mac or UNIX compatible
  .  Fortezza certified
  .  FIPS 140-1 Level 2 compliance
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 1 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


2. READERS


                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
--------------------------------------------------------------------------------------------------------
210 READER (For MAC & UNIX)                                                                         $ 79
        .  Includes
           .  Serial connector
           .  Power supply
* MUST SPECIFY
  .  For MAC or                                      050-1014-M
  .  UNIX or                                         050-1014-U
--------------------------------------------------------------------------------------------------------
210 READER (For Windows)                                                                            $ 59
        .  Includes
           .  Serial connector
           .  DIN through-keyboard power
* MUST SPECIFY
  .  PC mini DIN (PS/2) or                           050-1014-N
  .  PC maxi DIN AT                                  050-1014-X
  .  PC export (mini & maxi DIN)                     050-1014
* DEFAULT is PC, mini DIN
--------------------------------------------------------------------------------------------------------
215 READER (For Windows)                                                                            $ 85
        .  Plug and play for Windows
        .  Includes
           .  Serial connector
           .  DIN through-keyboard power
* MUST SPECIFY
  .  PC mini DIN (PS/2) or                           050-0215-N
  .  PC maxi DIN AT                                  050-0215-X
  .  PC export (mini & maxi DIN)                     050-0215
* DEFAULT is PC, mini DIN
--------------------------------------------------------------------------------------------------------
300 SECURITY ADAPTER WITH READER                     050-1038                Yes                    $395
        .  Requires
           .  ISA PC Interface
        .  FIPS 140-1 Level 3 compliance
--------------------------------------------------------------------------------------------------------
CABLE ONLY FOR 300 READER                                                                           $ 12
* MUST SPECIFY
  .  PC mini DIN (PS/2) or                           040-5002
  .  PC maxi DIN AT                                  040-5001
--------------------------------------------------------------------------------------------------------
410 READER                                           050-1011-1                                     $107
        .  PC-CARD Type II
        .  Requires
           .  DOS or Windows 9X /NT
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 2 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
--------------------------------------------------------------------------------------------------------
ARGUS 2000 READER                                    050-1012-1                              $   99
        .  Requires
           .  ISA PC interface
        .  Supports two (2) Type I/II or one Type III PC
           Card(s)
        .  Mounted internally (3.5" or 5.25" bay)
--------------------------------------------------------------------------------------------------------
ARGUS 2102 READER                                    050-1020-2                              $  330
        .  Requires
           .  SCSI PC Interface
        .  Supports two (2) Type I/II or one Type III PC
           Card(s)
--------------------------------------------------------------------------------------------------------
ARGUS 2108 CIPHERSERVER                              050-2108                                $2,650
        .  Desktop or 19" RETMA rack mount SCSI
        .  Supports eight (8) Type I/II PC Cards
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 3 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


3. NETSIGN FOR MAC & UNIX

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
   1  The 210 reader is available with other
 connectors
--------------------------------------------------------------------------------------------------------
NETSIGN FOR MAC (REL 1)                              050-1014-3M         No, but the US                $59
        .  Includes                                                       browser does
           .  1024 bitCryptoflex smart card
           .  Verisign Digital ID (class 1)
        .  Requires
           .  MAC OS 8
           .  Netscape Communicator (US Version)
*  MUST ADD
   .  210 Reader for MAC (050-1014-1M)

--------------------------------------------------------------------------------------------------------
NETSIGN FOR UNIX (REL 1)                             050-1014-3U         No, but the US                $59
        .  Includes                                                             browser does
           .  1024 bitCryptoflex smart card
           .  Verisign Digital ID (class 1)
        .  Requires
           .  210 Reader for UNIX (050-1014-1U)
           .  Solaris 2.4 or above on SPARC
           .  Netscape Communicator (US Version)
  *  MUST ADD
     .  210 Reader for UNIX (050-1014-1U)

--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 4 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


4. NETSIGN FOR WINDOWS

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
 1  The 210/215  reader is available with other
 connectors
--------------------------------------------------------------------------------------------------------
NETSIGN FOR WINDOWS  (REL 2.0)                       050-1310-D          No, but the US                $59
        .  Includes                                                       browsers do
           .  1024 bit Cryptoflex smart card
           .  Verisign Digital ID (class 1)
        .  Requires
           .  Windows 95/NT
           .  Netscape Communicator (US Version)OR
           .  Microsoft Internet Explorer (US Version)
* MUST ADD
  .  210 Reader (050-1014-N) 1 OR
  .  215 Reader (050-0215-N) 1 OR
  .  410 Reader (050-1011-1)

--------------------------------------------------------------------------------------------------------
NETSIGN FOR WINDOWS (REL 2.0) - EXPORT                                                               $59
        .  Includes
           .  512 bit Multiflex smart card (Netscape) OR
           .  Cryptoflex smart card (Microsoft)
           .  Verisign Digital ID (class 1)
        .  Requires
           .  Windows 95/NT
           .  Netscape Communicator OR
           .  Microsoft Internet Explorer
* MUST SPECIFY
 .  For Netscape Communicator OR
 .  Microsoft IE                                     050-1310-NE
    DEFAULT is Netscape Communicator                 050-1310-IE
* MUST ADD
  .  210 Reader (050-1014-N) 1 OR
  .  215 Reader (050-0215-N) 1 OR
  .  410 Reader (050-1011-1)
--------------------------------------------------------------------------------------------------------
NETSIGN REL 1 to 2.0 UPDATE                          050-1310-DU         No, but the US              $20
  .  Additional smart card(s) NOT included.                                browsers do

--------------------------------------------------------------------------------------------------------
NETSIGN REL 1 to 2.0 UPDATE - EXPORT                 050-1310-EU                                     $44
        .  Includes
           .  Cryptoflex smart card for Microsoft IE
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 5 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


5. NETSIGN PRO FOR WINDOWS

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
   1  The 210 reader is available with other
 connectors
--------------------------------------------------------------------------------------------------------
NETSIGN PRO FOR WINDOWS (REL 2.0)                    050-1310-P                Yes                   $79
  Available 2/99
        .  Includes
           .  1024-bit Cryptoflex smart card
           .  Point 'n Crypt
           .  SecureDial
           .  SecureStart (NT Only)
        .  Requires
           .  Windows 9X/NT
           .  Netscape Communicator (US Version) OR
           .  Microsoft Internet Explorer (US Version)
* MUST ADD
  .  210 Reader (050-1014-N) 1 OR
  .  215 Reader (050-0215-N) 1 OR
  .  410 Reader (050-1011-1)
--------------------------------------------------------------------------------------------------------
NETSIGN PRO FOR WINDOWS (REL 2.0)  EXPORT                                                            $79
  Available 2/99
        .  Includes
           .  512 bit Multiflex smart card (Netscape) or
           .  Cryptoflex smart card (Microsoft)
           .  Point 'n Crypt
           .  SecureDial
           .  SecureStart (NT Only)
        .  Requires
           .  Windows 9X/NT
           .  Netscape Communicator OR
          .  Microsoft Internet Explorer
* MUST SPECIFY
  .  For Netscape Communicator OR
  .  Microsoft IE                                    050-1310-NEP
     DEFAULT is Netscape Communicator                050-1310-IEP
* MUST ADD
  .  210 Reader (050-1014-N) 1 OR
  .  215 Reader (050-0215-N) 1 OR
  .  410 Reader (050-1011-1)
--------------------------------------------------------------------------------------------------------
NETSIGN PRO REL 1 to 2.0 UPDATE                      050-1310-DPU        No, but the US              $20
  Available 2/99                                                         browsers do
  .  Additional smart card(s) NOT included.

--------------------------------------------------------------------------------------------------------
NETSIGN PRO REL 1 to 2.0 UPDATE - EXPORT             050-1310-EPU                                    $44
  Available 2/99
        .  Includes
           .  Cryptoflex smart card for Microsoft IE
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 6 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


7. PROFILE MANAGER

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  500 Users                             050-1304-500         Yes                $ 11,000
        .  ProFile Manager software
        .  2*210 Readers
        .  Argus 2000 PCMCIA reader
        .  Chrysalis Luna2 PCMCIA token
        .  13*1024-bit Cryptoflex smartcard
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  1,000 Users                           050-1304-1000         Yes                $ 16,500
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  2,500 Users                           050-1304-2500         Yes                $ 29,150
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  5,000 Users                           050-1304-5000         Yes                $ 43,450
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  10,000 Users                         050-1304-10000         Yes                $ 65,450
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  25,000 Users                         050-1304-25000         Yes                $112,200
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  50,000 Users                         050-1304-50000         Yes                $168,300
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  100,000 Users                       050-1304-100000         Yes                $253,000
        .  As for 500 Users
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER - UPGRADE                            050-1304-1UG                                Price
                                                                                              difference
                                                                                                plus 15%
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER  MAINTENANCE                         050-1304-M                          17.5% per annum
        .  Includes
           .  New product releases
           .  Expert to expert technical support
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER EVALUATION                           050-1304-E              Yes                $    550
        .  Includes
           .  ProFile Manager evaluation software
           .  50 precalulated keys instead of the luna token
           .  2*210 Reader
           .  13*1024-bit Cryptoflex smartcard
           .  30 days expert to expert support
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER EVALUATION  UPGRADE                  050-1304-EUG            Yes              List price
(Ordered within 90 days of start of evaluation)                                                less $500
        .  Includes
           .  Latest release of Profile Manager
           .  Argus 2000 PCMCIA reader
           .  Chrysalis Luna2 PCMCIA token
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 7 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


8. PROFILE MANAGER EXTENSION DEVELOPERS KITS

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
1  If a different 210 reader is required it must
 be specified
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER EXTENSION DEVELOPERS KIT             050-1014-5W                                 $ 1375
  .  Supports
        .  C and C++ programming interfaces
        .  Windows 95, NT and MAC platforms
        .  UNIX (Solaris)
  .  Includes
        .  2* 210 Reader (050-1014-1N)
        .  2* 4K Cryptoflex Smartcard (050-1103-LIT)
        .  2* 8K Multiflex Smartcard (050-1107-LIT)
        .  90 days expert to expert support
  .  Requires
        .  Profile Manager (Full Product)
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER EXTENSION DEVELOPERS KIT PLUS        050-1014-5PW                                 $4,395
 (with templates)
  .  Supports
        .  C, C++, Java and Active X programming
           interfaces
        .  Windows 95, NT and MAC platforms
        .  UNIX (Solaris)
  .  Includes
        .  2* 210 Reader (050-1014-1N)
        .  2* 410 Reader (050-1011-1)
        .  5* 4K Cryptoflex Smartcard (050-1103-LIT)
        .  5* 8K Multiflex Smartcard (050-1107-LIT)
        .  Java template for secure client/server
           application
        .  Source code for communication protocols
        .  90 days expert to expert support
        .  Requires
        .  Profile Manager (Full Product)
--------------------------------------------------------------------------------------------------------
PROFILE MANAGER EXTENSION DEVELOPERS KIT OR          050-1015-5WM                        $1000 per annum
 DEVELOPERS KIT PLUS -- MAINTENANCE
  .  Includes
        .  New product releases
        .  Expert to expert technical support
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 8 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


9. PROFESSIONAL SERVICES

                     Product                          Part Number      Requires Export     Unit Price
                                                                           License
      2 Working day is a maximum of 8 hours
               Minimum of one day

--------------------------------------------------------------------------------------------------------
ENGINEER ON-SITE                                                                         $2,000 per day2
*  Travel, accommodation and expenses are
   additional charges.
--------------------------------------------------------------------------------------------------------
ENGINEER AT LITRONIC                                                                      $135 per hour
--------------------------------------------------------------------------------------------------------

Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                             Page 9 of 10 (06/04/99)

                                                        COMMERCIAL IN CONFIDENCE


Reseller Discount

Hardware and Hardware/Software combination,

Minimum order quantities:

                         Product                             Minimum order
----------------------------------------------------------------------------
ME2000 SMARTCARD                                                         100
----------------------------------------------------------------------------
MULTIFLEX SMARTCARD                                                      100
----------------------------------------------------------------------------
CRYPTOFLEX SMARTCARD -- 4K                                               100
----------------------------------------------------------------------------
CRYPTOFLEX SMARTCARD -- 8K                                               100
----------------------------------------------------------------------------
1000 MONIKER PC CARD                                                      50
----------------------------------------------------------------------------
210 READER                                                               100
----------------------------------------------------------------------------
300 SECURITY ADAPTER W/READER                                            100
----------------------------------------------------------------------------
410 READER                                                               100
----------------------------------------------------------------------------
2000 READER                                                              100
----------------------------------------------------------------------------
2102 READER                                                               50
----------------------------------------------------------------------------
2108 CIPHERSERVER                                                         10
----------------------------------------------------------------------------
2202 READER                                                               50
----------------------------------------------------------------------------

Must be for identical items
Must be ordered, shipped and paid for as a single order

             Number of units                     Discount from list price
-----------------------------------------------------------------------------
Minimum quantity to 999                                                  25.0%
-----------------------------------------------------------------------------
1,000 and above                                                          35.0%
-----------------------------------------------------------------------------


Software

Minimum order quantities:

                           Product                                Minimum
                                                                   order
----------------------------------------------------------------------------
NETSIGN                                                                  100
----------------------------------------------------------------------------
NETSIGN - EXPORT                                                         100
----------------------------------------------------------------------------
NETSIGN PRO                                                              100
----------------------------------------------------------------------------
NETSIGN PRO - EXPORT                                                     100
----------------------------------------------------------------------------
PROFILE MANAGER                                                            1
----------------------------------------------------------------------------
PROFILE MANAGER EXTENSION DEVELOPER KIT                                    1
----------------------------------------------------------------------------
PROFILE MANAGER EXTENSION DEVELOPER KIT PLUS                               1
----------------------------------------------------------------------------

Discount from list price (any quantity)  40%


Prices are FOB Irvine, CA, do not include shipping or insurance and are subject to change without notice.


                            Page 10 of 10 (06/04/99)

                                   EXHIBIT B

                              LITRONIC TRADEMARKS

The (TM) and (R) symbols should be printed on all major headings and the first time the product is mentioned on any web page text or document. Thereafter, the product does not need to contain the symbols.

Pending USA, Canada, European Community, Switzerland, Japan, Singapore

o  NetSign/TM/
o    ProFile Manager/TM/

Pending USA
o    Active Cryptos/TM/                                PKImanager/TM/
o  NetSigner/TM/                                PKIos/TM/
o    NetSign PRO/TM/                                   PKIpilot/TM/
o  Because Your Business Is No One Else's/TM/          PKItoken/TM/
o  California Crypto Cafe/TM/                          PKIagent/TM/
o  SecureDial/TM/                               PKIbutton/TM/
o  SecureStart/TM/                              PKIcard/TM/
o  Forte/TM/                                    PKIkey/TM/
o  JCryptOS/TM/                                 PKIlib/TM/
o  Security BusWare/TM/
o  Maestro/TM/
o  SpyGuy (design)/TM/
o  NetSignee/TM/

Registered USA
o  Advanced CryptOS/R/
o  CipherServer/R/
o  SecureSmart/R/
o  CryptOS/R/
o  SpyGuy/R/

                                   EXHIBIT C

                             TRAINING REQUIREMENT

    1 Engineer to visit  Litronic for Profile Manager and NetSign training.

 Travel, lodging, meals and miscellaneous expenses relating to such training to be at Distributor's sole expense.

                                   EXHIBIT D

                          End-User License Agreement
                       LITRONIC AND DISTRIBUTOR VERSIONS

                               (To be attached)

                                                                       Exhibit D

                         [LITRONIC LOGO APPEARS HERE]

              Litronic ProfileManager Software License Agreement


Thank you for purchasing Litronic's ProfileManager Software, ("the Software"). Please read the following terms and conditions before opening this package. Opening this package indicates your acceptance of these terms and conditions of the software license agreement. If you do not agree with the terms and conditions of this agreement, you should promptly return this package unopened within thirty (30) days of your purchase to your place of purchase for a full refund. No refund will be made for packages that have been opened.

Litronic provides this program and hereby licenses its limited use to you, subject to the terms and conditions hereof. You assume responsibility for the selection of the Software to achieve your intended results, and for the installation, use and results obtained from the Software.

1.  LICENSE.  Subject to your compliance with the terms and conditions hereof:

    . Litronic grants to Licensee a limited, non-exclusive, non-transferable license to use, solely for Licensee's internal use in the Software Licensee's working environment.

    . Licensee is allowed to use the Software on only one (1) computer. If you want to use the Software on more than one computer, you are required to purchase additional copies of the Software from your dealer or Litronic.

    . Licensee is allowed to make one copy of the Software for backup purposes; the backup copy must contain the complete program name, copyright and trademark notices. Backup copies are for your backup use only and cannot be assigned or transferred to another person or used on another computer.

2. RESTRICTIONS. You may not sell, rent, lease, loan, transfer, sublicense, distribute, copy electronically or otherwise transmit any copy or part of the Software, except as required for backup purposes.

3. NO REVERSE COMPILATION. You may not modify, translate, disassemble, reverse assemble, decompile or create derivative works of the Software or any copy in whole or in part. The Software shall not be reverse-engineered.

4. NO OTHER RIGHTS. Except as stated herein, this Agreement does not grant you any rights to patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered) or any other rights, franchises with respect to the Software and its documentation.

5. TERM. This license is effective until terminated. Licensee may terminate this agreement at any time by destroying the Software, together with all backup copies. Litronic may terminate this License immediately if Licensee fails to comply with any of the terms and conditions of this Agreement. Licensee agrees upon such termination to immediately destroy the Software, its documentation and any and all copies thereof.

6. TRANSFER. Licensee may not transfer, sublicense or assign this license or this program. Any attempt otherwise to sublicense, assign or transfer any of the rights, duties or obligations hereunder are void.

7. EXPORT LAW ASSURANCES. Licensee agrees that neither the Software nor any direct product thereof will be transferred or re-exported, directly or indirectly, into any country prohibited by the U.S. Export Administration Act and the regulations thereunder or will be used for any purpose prohibited by the Act.

8. WARRANTY DISCLAIMER. This Software is provided "as is" without warranty of any kind, either expressed or implied, including but not limited to the implied warranties of merchantibility and fitness for any particular purpose. The entire risk as to the quality and performance of the Software and its documentation is with the Licensee.

9. LIMITATIONS OF REMEDIES. In no event will Litronic be liable to Licensee for any damages, including any loss of profits, loss of data, or other incidental or consequential damages arising out of the use or inability to use this Software even if Litronic has been advised of the possibility of such damages, or for any claim by any other party.

10. GENERAL. This Agreement will be governed by the laws of the state of California. If any provisions of this Agreement shall be held by any court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will remain in full force and effect.

11. EFFECTIVENESS. This agreement is effective upon the earlier of (1) your signature below or (2) your use of the Software.

Should you have any questions concerning this Agreement, please contact Litronic in writing at: Litronic Inc., 2030 Main Street, Suite 1250, Irvine, CA 92614.

By opening this package Licensee acknowledges that Licensee has read this Agreement, understands it and agrees to be bound by its terms and conditions. Licensee further agrees that it is the complete and exclusive statement of the Agreement between Licensee and Litronic and that the Agreement supersedes any proposal or prior agreement, oral or written, and any other communications between Licensee and Litronic relating to the subject matter of this Agreement.

Please expressly indicate your acceptance and compliance with the above terms by signing this document and returning it to Litronic by fax to (714) 851-8588. Failure to submit an executed copy of this agreement will not relieve Licensee of Licensee's obligations to comply with the terms and conditions hereof.



___________________________________________
Name

___________________________________________
Title


___________________________________________
Signature

___________________________________________
Date

___________________________________________
Company

___________________________________________

___________________________________________

___________________________________________
Address
___________________________________________
Telephone
___________________________________________
Fax
___________________________________________
E-Mail

                         [LITRONIC LOGO APPEARS HERE]

Litronic, Inc.
2030 Main Suite 1250
Irvine CA 92614
USA
Phone - 949-851-1085
Fax - 949-851-1085
Email - litronic.com


           Thank you for purchasing Litronic ProfileManager Software

This is a confirmation letter defining the terms of Licensee's license for purchased Software. This license is valid for the number of Users and for the defined Company and Site(s) set forth below.

Licensee's use of the Litronic Software is contingent upon Licensee's compliance with terms and conditions of the license on the attached License Agreement.

Grant Date              _____________________________
Grant Number            _____________________________
Number of Base Units    _____________________________
Number of Users         _____________________________
Company                 _____________________________
Defined site(s)         _____________________________
                        _____________________________
                        _____________________________

LITRONIC, INC.

ELECTRONIC LICENSE AGREEMENT
FOR NETSIGN

IMPORTANT! The Software you seek to install is licensed only on the condition that you (referred to as "YOU") agree with LITRONIC, INC. to the terms and conditions set forth below. PLEASE CAREFULLY READ THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT.

IF YOU AGREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "OK" AT WHICH TIME THE INSTALLTION WILL CONTINUE.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "NO" AT WHICH POINT YOU WILL BE ASKED IF YOU WANT TO ABORT THIS INSTALLATION. THE INSTALLATION CANNOT CONTINUE WITHOUT THE ACCEPTANCE OF THIS DOCUMENT.

USE OF THE SOFTWARE INDICATES THAT YOU ACCEPT THE TERMS AND CONDITIONS OF THIS AGREEMENT.

This Agreement has three parts. Part I applies if You have a free, evaluation license to the accompanying NetSign software (hereinafter "Software"). Part II applies if you have purchased a license to the Software. Part III applies to both situations and is incorporated by reference into both Parts I and II.

As used in this Agreement, "Litronic" shall mean Litronic, Inc., Irvine, California; and "Licensor" shall mean (i) if You have acquired a third party product or service and such product or service included the Software, then such third party shall be the Licensor; (ii) otherwise, Litronic shall be the Licensor.

PART I -- TERMS APPLICABLE WHEN LICENSE FEES NOT (YET) PAID (LIMITED TO EVALUATION).

License Grant. Litronic grants to one (1) User (as defined below) a limited, non-exclusive, non-transferable license to use the Software free of charge solely for the purpose of evaluating whether to purchase an on going license to the Software for a period of thirty (30) days from the date the Software is first received ("Evaluation Period") and for no other purpose. The "User" is the Licensee, if Licensee is an individual, or a current employee of Licensee, if Licensee is a corporation or similar business or commercial entity. Subject to the limitations of this Agreement, the User may only use the Software on (i) any central processing unit ("CPU"), workstation or portable which is owned or controlled by Licensee and (ii) any CPU, workstation or portable owned by the User. During the Evaluation Period, the User is not entitled to hard-copy documentation, support or telephone assistance.

Term; Termination. This License is effective only for the thirty (30) day Evaluation Period and shall automatically terminate at the end of that period without further notice. Licensee may terminate this License at any time by notifying Litronic, and destroying all copies of the Software in the possession of the Licensee. This License will terminate immediately without notice from Litronic if You fail to comply with any provision of this License. Upon termination of this Agreement, for whatever reason, Licensee must destroy all copies of the Software in its possession.

DISCLAIMER OF WARRANTIES. THE SOFTWARE IS PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND. LITRONIC SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, THE IMPLIED WARRANTY OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE OF NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED HEREUNDER EXCEPT UNDER THIS DISCLAIMER.

PART II -- TERMS APPLICABLE WHEN LICENSE FEES PAID

License Grant. You may:


* Use the Software on a single computer;

* Use the Software on a second computer so long as only one (1) copy is used at a time;

* Use the Software on a network, provided that a licensed copy of the Software has been acquired for each person permitted to access the Software through the network;

* Make one (1) copy the Software for archival purposes , provided such copy contains all proprietary notices included with the original copy of the Software; and

* If you have purchased a Right to Copy license for multiple copies of the Software, make the number of copies of Software (but not the documentation) stated on the packing slip or invoice, provided any copy must contain all of the original Software's proprietary notices. The number of copies on the invoice is the total number of copies that may be made for all platforms. Additional copies of Documentation may be purchased from Licensor.

You may not:

* Permit others to use the Software, except as provided above;

* Permit concurrent use of the Software;

* Rent, lease, loan, grant a security interest in, sublicense or assign this license or the Software, or otherwise transfer rights to the Software; or

* Remove any proprietary notices or labels on the Software.

Term; Termination. This license is effective until terminated. You may terminate this License at any time by notifying Litronic and by destroying all copies of the Software and Documentation in Your possession. This License will terminate immediately without notice from Litronic if You fail to comply with any provisions of this Agreement. Upon any termination of this Agreement, for any reason, You agree to immediately destroy all copies of the Software and Documentation in Your possession.

Limited Warranty. (a) Litronic warrants that for a period of ninety (90) days from the date the Software purchased the Software, if operated as directed, will substantially achieve the functionality described in the Documentation. Litronic does not warrant, however, that Your use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. In addition, the security mechanisms implemented by the Software have inherent limitations, and You must determine that the Software sufficiently meets your requirements.

(b) Litronic's sole liability and Your exclusive remedy for any breach of this warranty shall be, in Litronic's sole discretion: (i) to replace Your copy of the Software; or (ii) to advise You how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund to You any license fee You paid for the Software.

(c) Repaired, corrected, or replaced Software and Documentation shall be covered by this limited warranty for the period remaining under the warranty on the original copy of the Software, or if longer, for thirty (30) days after the date
(a) of delivery to you of repaired or replace Software, or (b) Litronic advised You how to operate the Software so as to achieve substantially the same functionality described in the Documentation.

(d) Only if you inform Litronic of your problem with the Software during the applicable warranty period and provide evidence of the date you purchased the Software will Litronic be obligated to honor this warranty. Litronic will use reasonable commercial efforts to repair, replace, advise, or, for individual consumers, refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

(e) If any modifications are made to the Software by You during the warranty period; if the media is subject to accident, abuse, or improper use; or if you violate terms of this Agreement, then this warranty shall immediately terminate. Moreover, this warranty shall not apply if the Software is used on or in conjunction with hardware and software other than the unmodified version of hardware and software with which the Software was designed to be used as described in the Documentation.

THIS IS A LIMITED WARRANTY, AND IS THE ONLY WARRANTY MADE BY LICENSOR OR ITS SUPPLIERS. EXCEPT AS SPECIFICALLY SET FORTH IMMEDIATELY ABOVE, LICENSOR SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, AND THE IMPLIED WARRANTIES OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE, AND NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY

MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED EXCEPT SUBJECT TO THIS DISCLAIMER.

PART III -- TERMS APPLICABLE TO ALL LICENSE GRANTS

Title; Ownership. (a) At all times, Litronic and/or its suppliers retain all right, title and interest in and to the Software. The Software, including its structure, sequence, organization and code are valuable trade secrets of Litronic and its suppliers. The Software is protected by United States copyright law and International copyright treaty provisions. Except as stated herein, this Agreement does not grant you any rights to any patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered) or any other intellectual property rights in respect to the Software.

(b) NetSign, the Litronic Logo, and Litronic are trademarks of Litronic, Inc. You may use the trademarks only insofar as required to comply with accepted trademark practice, including identification of the trademark owner's name. Such use of any trademark does not grant You any rights in and to that trademark.

No Reverse Compilation. You may not modify, translate, disassemble, reverse assemble, decompile or create derivative works of the Software in whole or in part. The Software shall not be reverse engineered such that other (non-Litronic) readers can be used. Any source code provided is not to be modified without the express written consent of Litronic. Litronic readers shall not be reverse engineered such that the Software can be used with a clone of Litronic readers or other smartcard readers.

LIMITATION OF LIABILITIES. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER TORT, CONTRACT, OR OTHERWISE, SHALL LICENSOR OR ITS LICENSORS OR RESELLERS BE LIABLE TO YOU OR ANY THIRD PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, LOSS OF DATA, LOST PROFITS, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTIONS, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL LICENSOR BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT LICENSOR RECEIVED FROM YOU FOR A LICENSE TO THE SOFTWARE, EVEN IF LICENSOR SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR OF ANY CLAIM BY ANY THIRD PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM LITRONIC'S GROSS NEGLIGENCE OR INTENTIONAL ACTS TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS EXCLUSION AND LIMITATION MAY NOT APPLY TO YOU.

High-Risk Activities. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapon systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage, and Licensor expressly disclaims any express or implied warranty of fitness for such uses.

Export Law Assurances. You agree that neither the Software, the underlying information or technology, nor any direct product thereof, may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, the countries of the former Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's List of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. You further represent and warrant that You are not located in, under the control of, or a national or resident of any such country or on any such list.

U.S. Government Restricted Rights. The Software is provided with RESTRICTED RIGHTS. The use, duplication, or disclosure by the Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at 52.227-7013. The contractor/ manufacturer of this Software is LITRONIC, INC., 2030 MAIN STREET, SUITE 1250, IRVINE, CALIFORNIA 92614.

Confidential Information.

(a) You hereby agree that You will keep confidential any information or data ("Confidential Information") obtained from Licensor in connection with this Agreement and shall not divulge the same to any third parties, except for: (i) Information which, at the time of disclosure, had been previously made public;
(ii) Information which is made public after disclosure to You, unless such disclosure is a breach of this or any other agreement; (iii) Information which, prior to disclosure to You, was already in Your possession; or (iv) Information which, subsequent to disclosure, was obtained by You from a third party who was lawfully in possession of such information and was not in violation of any contractual, legal or fiduciary obligation to Litronic or any Litronic's supplier.

(b) All Confidential Information shall remain the sole property of Litronic. You shall have no implied licenses or other rights in the Confidential Information not specifically granted herein. You shall not disclose the Confidential Information to anyone other than employees and contractors with a demonstrable need to know, who have a binding, written, confidentiality obligation to You to protect such Confidential Information against unauthorized disclosure or use. You shall take all reasonable precautions to prevent unauthorized use or disclosure of the Confidential Information.

(c) You acknowledge that any unauthorized use or disclosure of the Confidential Information would cause irreparable harm to Litronic.

(d) Upon termination of this Agreement, You shall destroy all Confidential Information immediately.

(e) These provisions shall survive for a period of three (3) years from the date of termination of this Agreement.

No Waiver or Assignment. No delay or failure to take action under this License will constitute a waiver unless expressly waived in writing, signed by a duly authorized representative of Litronic, and no single waiver will constitute a continuing or subsequent waiver. This License may not be assigned, sublicensed or otherwise transferred by Licensee, by operation of law or otherwise.

Entire Agreement. This License constitutes the entire agreement between the parties with respect to the use of the Software, and supersedes all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. Any additional or different terms or conditions proposed by You are hereby rejected and shall be of no force and effect unless expressly agreed to in writing by Litronic. No amendment to or modification of this License will be binding unless in writing and signed by a duly authorized representative of Litronic.

General Provisions. This Agreement will be governed by the laws of the State of California, as applied to agreements entered into and to be performed entirely within California between California residents. The application of the United Nations Convention for Contracts for the International Sale of Goods is hereby expressly excluded. If any provisions of this Agreement shall be held by any court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will remain in full force and effect.

Should you have any questions concerning this Agreement, please contact us by email: sales@litronic.com



LITRONIC, INC.

ELECTRONIC LICENSE AGREEMENT
FOR NETSIGN PRO

IMPORTANT! The Software you seek to install is licensed only on the condition that you (referred to as "YOU") agree with LITRONIC, INC. to the terms and conditions set forth below. PLEASE CAREFULLY READ THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT.

IF YOU AGREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "ACCEPT" AT WHICH TIME THE INSTALLTION WILL CONTINUE.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "DECLINE" AT WHICH POINT YOU WILL BE ASKED IF YOU WANT TO ABORT THIS INSTALLATION. THE INSTALLATION CANNOT CONTINUE WITHOUT THE ACCEPTANCE OF THIS DOCUMENT.

USE OF THE SOFTWARE INDICATES THAT YOU ACCEPT THE TERMS AND CONDITIONS OF THIS AGREEMENT.

This Agreement has three parts. Part I applies if You have a free, evaluation license to the accompanying NetSign PRO software (hereinafter "Software"). Part II applies if you have purchased a license to the Software. Part III applies to both situations and is incorporated by reference into both Parts I and II.

As used in this Agreement, "Litronic" shall mean Litronic, Inc., Irvine, California; and "Licensor" shall mean (i) if You have acquired a third party product or service and such product or service included the Software, then such third party shall be the Licensor; (ii) otherwise, Litronic shall be the Licensor.

PART I -- TERMS APPLICABLE WHEN LICENSE FEES NOT (YET) PAID (LIMITED TO EVALUATION).

License Grant. Litronic grants to one (1) User (as defined below) a limited, non-exclusive, non-transferable license to use the Software free of charge solely for the purpose of evaluating whether to purchase an on going license to the Software for a period of thirty (30) days from the date the Software is first received ("Evaluation Period") and for no other purpose. The "User" is the Licensee, if Licensee is an individual, or a current employee of Licensee, if Licensee is a corporation or similar business or commercial entity. Subject to the limitations of this Agreement, the User may only use the Software on (i) any central processing unit ("CPU"), workstation or portable which is owned or controlled by Licensee and (ii) any CPU, workstation or portable owned by the User. During the Evaluation Period, the User is not entitled to hard-copy documentation, support or telephone assistance.

Term; Termination. This License is effective only for the thirty (30) day Evaluation Period and shall automatically terminate at the end of that period without further notice. Licensee may terminate this License at any time by notifying Litronic, and destroying all copies of the Software in the possession of the Licensee. This License will terminate immediately without notice from Litronic if You fail to comply with any provision of this License. Upon termination of this Agreement, for whatever reason, Licensee must destroy all copies of the Software in its possession.

DISCLAIMER OF WARRANTIES. THE SOFTWARE IS PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND. LITRONIC SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, THE IMPLIED WARRANTY OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE OF NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED HEREUNDER EXCEPT UNDER THIS DISCLAIMER.

PART II -- TERMS APPLICABLE WHEN LICENSE FEES PAID

License Grant. You may:

* Use the Software on a single computer;

* Use the Software on a second computer so long as only one (1) copy is used at a time;

* Use the Software on a network, provided that a licensed copy of the Software has been acquired for each person permitted to access the Software through the network;

* Make one (1) copy the Software for archival purposes , provided such copy contains all proprietary notices included with the original copy of the Software; and

* If you have purchased a Right to Copy license for multiple copies of the Software, make the number of copies of Software (but not the documentation) stated on the packing slip or invoice, provided any copy must contain all of the original Software's proprietary notices. The number of copies on the invoice is the total number of copies that may be made for all platforms. Additional copies of Documentation may be purchased from Licensor.

You may not:

* Permit others to use the Software, except as provided above;

* Permit concurrent use of the Software;

* Rent, lease, loan, grant a security interest in, sublicense or assign this license or the Software, or otherwise transfer rights to the Software; or

* Remove any proprietary notices or labels on the Software.

Term; Termination. This license is effective until terminated. You may terminate this License at any time by notifying Litronic and by destroying all copies of the Software and Documentation in Your possession. This License will terminate immediately without notice from Litronic if You fail to comply with any provisions of this Agreement. Upon any termination of this Agreement, for any reason, You agree to immediately destroy all copies of the Software and Documentation in Your possession.

Limited Warranty. (a) Litronic warrants that for a period of ninety (90) days from the date the Software purchased the Software, if operated as directed, will substantially achieve the functionality described in the Documentation. Litronic does not warrant, however, that Your use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. In addition, the security mechanisms implemented by the Software have inherent limitations, and You must determine that the Software sufficiently meets your requirements.

(b) Litronic's sole liability and Your exclusive remedy for any breach of this warranty shall be, in Litronic's sole discretion: (i) to replace Your copy of the Software; or (ii) to advise You how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund to You any license fee You paid for the Software.

(c) Repaired, corrected, or replaced Software and Documentation shall be covered by this limited warranty for the period remaining under the warranty on the original copy of the Software, or if longer, for thirty (30) days after the date
(a) of delivery to you of repaired or replace Software, or (b) Litronic advised You how to operate the Software so as to achieve substantially the same functionality described in the Documentation.

(d) Only if you inform Litronic of your problem with the Software during the applicable warranty period and provide evidence of the date you purchased the Software will Litronic be obligated to honor this warranty. Litronic will use reasonable commercial efforts to repair, replace, advise, or, for individual consumers, refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

(e) If any modifications are made to the Software by You during the warranty period; if the media is subject to accident, abuse, or improper use; or if you violate terms of this Agreement, then this warranty shall immediately terminate. Moreover, this warranty shall not apply if the Software is used on or in conjunction with hardware and software other than the unmodified version of hardware and software with which the Software was designed to be used as described in the Documentation.

THIS IS A LIMITED WARRANTY, AND IS THE ONLY WARRANTY MADE BY LICENSOR OR ITS SUPPLIERS. EXCEPT AS SPECIFICALLY SET FORTH IMMEDIATELY ABOVE, LICENSOR SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, AND THE IMPLIED WARRANTIES OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE, AND NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED EXCEPT SUBJECT TO THIS DISCLAIMER.

PART III -- TERMS APPLICABLE TO ALL LICENSE GRANTS

Title; Ownership. (a) At all times, Litronic and/or its suppliers retain all right, title and interest in and to the Software. The Software, including its structure, sequence, organization and code are valuable trade secrets of Litronic and its suppliers. The Software is protected by United States copyright law and International copyright treaty provisions. Except as stated herein, this Agreement does not grant you any rights to any patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered) or any other intellectual property rights in respect to the Software.

(b) NetSign PRO, the Litronic Logo, and Litronic are trademarks of Litronic, Inc. You may use the trademarks only insofar as required to comply with accepted trademark practice, including identification of the trademark owner's name. Such use of any trademark does not grant You any rights in and to that trademark.

No Reverse Compilation. You may not modify, translate, disassemble, reverse assemble, decompile or create derivative works of the Software in whole or in part. The Software shall not be reverse engineered such that other (non-Litronic) readers can be used. Any source code provided is not to be modified without the express written consent of Litronic. Litronic readers shall not be reverse engineered such that the Software can be used with a clone of Litronic readers or other smartcard readers.

LIMITATION OF LIABILITIES. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER TORT, CONTRACT, OR OTHERWISE, SHALL LICENSOR OR ITS LICENSORS OR RESELLERS BE LIABLE TO YOU OR ANY THIRD PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, LOSS OF

DATA, LOST PROFITS, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTIONS, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL LICENSOR BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT LICENSOR RECEIVED FROM YOU FOR A LICENSE TO THE SOFTWARE, EVEN IF LICENSOR SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR OF ANY CLAIM BY ANY THIRD PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM LITRONIC'S GROSS NEGLIGENCE OR INTENTIONAL ACTS TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS EXCLUSION AND LIMITATION MAY NOT APPLY TO YOU.

High-Risk Activities. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapon systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage, and Licensor expressly disclaims any express or implied warranty of fitness for such uses.

Export Law Assurances. You agree that neither the Software, the underlying information or technology, nor any direct product thereof, may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, the countries of the former Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's List of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. You further represent and warrant that You are not located in, under the control of, or a national or resident of any such country or on any such list.

U.S. Government Restricted Rights. The Software is provided with RESTRICTED RIGHTS. The use, duplication, or disclosure by the Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at 52.227-7013. The contractor/ manufacturer of this Software is LITRONIC, INC., 2030 MAIN STREET, SUITE 1250, IRVINE, CALIFORNIA 92614.

Confidential Information.

(a) You hereby agree that You will keep confidential any information or data ("Confidential Information") obtained from Licensor in connection with this Agreement and shall not divulge the same to any third parties, except for: (i) Information which, at the time of disclosure, had been previously made public;
(ii) Information which is made public after disclosure to You, unless such disclosure is a breach of this or any other agreement; (iii) Information which, prior to disclosure to You, was already in Your possession; or (iv) Information which, subsequent to disclosure, was obtained by You from a third party who was lawfully in possession of such information and was not in violation of any contractual, legal or fiduciary obligation to Litronic or any Litronic's supplier.

(b) All Confidential Information shall remain the sole property of Litronic. You shall have no implied licenses or other rights in the Confidential Information not specifically granted herein. You shall not disclose the Confidential Information to anyone other than employees and contractors with a demonstrable need to know, who have a binding, written, confidentiality obligation to You to protect such Confidential Information against unauthorized disclosure or use. You shall take all reasonable precautions to prevent unauthorized use or disclosure of the Confidential Information.

(c) You acknowledge that any unauthorized use or disclosure of the Confidential Information would cause irreparable harm to Litronic.

(d) Upon termination of this Agreement, You shall destroy all Confidential Information immediately.

(e) These provisions shall survive for a period of three (3) years from the date of termination of this Agreement.

No Waiver or Assignment. No delay or failure to take action under this License will constitute a waiver unless expressly waived in writing, signed by a duly authorized representative of Litronic, and no single waiver will constitute a continuing or subsequent waiver. This License may not be assigned, sublicensed or otherwise transferred by Licensee, by operation of law or otherwise.

Entire Agreement. This License constitutes the entire agreement between the parties with respect to the use of the Software, and supersedes all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. Any additional or different terms or conditions proposed by You are hereby rejected and shall be of no force and effect unless expressly agreed to in writing by Litronic. No amendment to or modification of this License will be binding unless in writing and signed by a duly authorized representative of Litronic.

General Provisions. This Agreement will be governed by the laws of the State of California, as applied to agreements entered into and to be performed entirely within California between California residents. The application of the United Nations Convention for Contracts for the International Sale of Goods is hereby expressly excluded. If any provisions of this Agreement shall be held by any court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will remain in full force and effect.

Should you have any questions concerning this Agreement, please contact us by email: sales@litronic.com



LITRONIC, INC.

ELECTRONIC LICENSE AGREEMENT
FOR NETSIGN

IMPORTANT! The Software you seek to install is licensed only on the condition that you (referred to as "YOU") agree with LITRONIC, INC. to the terms and conditions set forth below. PLEASE CAREFULLY READ THE TERMS OF THIS SOFTWARE LICENSE AGREEMENT.

IF YOU AGREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "ACCEPT" AT WHICH TIME THE INSTALLTION WILL CONTINUE.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, YOU SHOULD CLICK ON THE BOX AT THE BOTTOM OF THIS DOCUMENT LABELED "DECLINE" AT WHICH POINT YOU WILL BE ASKED IF YOU WANT TO ABORT THIS INSTALLATION. THE INSTALLATION CANNOT CONTINUE WITHOUT THE ACCEPTANCE OF THIS DOCUMENT.

USE OF THE SOFTWARE INDICATES THAT YOU ACCEPT THE TERMS AND CONDITIONS OF THIS AGREEMENT.

This Agreement has three parts. Part I applies if You have a free, evaluation license to the accompanying NetSign software (hereinafter "Software"). Part II applies if you have purchased a license to the Software. Part III applies to both situations and is incorporated by reference into both Parts I and II.

As used in this Agreement, "Litronic" shall mean Litronic, Inc., Irvine, California; and "Licensor" shall mean (i) if You have acquired a third party product or service and such product or service included the Software, then such third party shall be the Licensor; (ii) otherwise, Litronic shall be the Licensor.

PART I -- TERMS APPLICABLE WHEN LICENSE FEES NOT (YET) PAID (LIMITED TO EVALUATION).

License Grant. Litronic grants to one (1) User (as defined below) a limited, non-exclusive, non-transferable license to use the Software free of charge solely for the purpose of evaluating whether to purchase an on going license to the Software for a period of thirty (30) days from the date the Software is first received ("Evaluation Period") and for no other purpose. The "User" is the Licensee, if Licensee is an individual, or a current employee of Licensee, if Licensee is a corporation or similar business or commercial entity. Subject to the limitations of this Agreement, the User may only use the Software on (i) any central processing unit ("CPU"), workstation or portable which is owned or controlled by Licensee and (ii) any CPU, workstation or portable owned by the User. During the Evaluation Period, the User is not entitled to hard-copy documentation, support or telephone assistance.

Term; Termination. This License is effective only for the thirty (30) day Evaluation Period and shall automatically terminate at the end of that period without further notice. Licensee may terminate this License at any time by notifying Litronic, and destroying all copies of the Software in the possession of the Licensee. This License will terminate immediately without notice from Litronic if You fail to comply with any provision of this License. Upon termination of this Agreement, for whatever reason, Licensee must destroy all copies of the Software in its possession.

DISCLAIMER OF WARRANTIES. THE SOFTWARE IS PROVIDED ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND. LITRONIC SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, THE IMPLIED WARRANTY OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE OF NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT

LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED HEREUNDER EXCEPT UNDER THIS DISCLAIMER.

PART II -- TERMS APPLICABLE WHEN LICENSE FEES PAID

License Grant. You may:

* Use the Software on a single computer;

* Use the Software on a second computer so long as only one (1) copy is used at a time;

* Use the Software on a network, provided that a licensed copy of the Software has been acquired for each person permitted to access the Software through the network;

* Make one (1) copy the Software for archival purposes , provided such copy contains all proprietary notices included with the original copy of the Software; and

* If you have purchased a Right to Copy license for multiple copies of the Software, make the number of copies of Software (but not the documentation) stated on the packing slip or invoice, provided any copy must contain all of the original Software's proprietary notices. The number of copies on the invoice is the total number of copies that may be made for all platforms. Additional copies of Documentation may be purchased from Licensor.

You may not:

* Permit others to use the Software, except as provided above;

* Permit concurrent use of the Software;

* Rent, lease, loan, grant a security interest in, sublicense or assign this license or the Software, or otherwise transfer rights to the Software; or

* Remove any proprietary notices or labels on the Software.

Term; Termination. This license is effective until terminated. You may terminate this License at any time by notifying Litronic and by destroying all copies of the Software and Documentation in Your possession. This License will terminate immediately without notice from Litronic if You fail to comply with any provisions of this Agreement. Upon any termination of this Agreement, for any reason, You agree to immediately destroy all copies of the Software and Documentation in Your possession.

Limited Warranty. (a) Litronic warrants that for a period of ninety (90) days from the date the Software purchased the Software, if operated as directed, will substantially achieve the functionality described in the Documentation. Litronic does not warrant, however, that Your use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. In addition, the security mechanisms implemented by the Software have inherent limitations, and You must determine that the Software sufficiently meets your requirements.

(b) Litronic's sole liability and Your exclusive remedy for any breach of this warranty shall be, in Litronic's sole discretion: (i) to replace Your copy of the Software; or (ii) to advise You how to achieve substantially the same functionality with the Software as described in the

Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund to You any license fee You paid for the Software.

(c) Repaired, corrected, or replaced Software and Documentation shall be covered by this limited warranty for the period remaining under the warranty on the original copy of the Software, or if longer, for thirty (30) days after the date
(a) of delivery to you of repaired or replace Software, or (b) Litronic advised You how to operate the Software so as to achieve substantially the same functionality described in the Documentation.

(d) Only if you inform Litronic of your problem with the Software during the applicable warranty period and provide evidence of the date you purchased the Software will Litronic be obligated to honor this warranty. Litronic will use reasonable commercial efforts to repair, replace, advise, or, for individual consumers, refund pursuant to the foregoing warranty within thirty (30) days of being so notified.

(e) If any modifications are made to the Software by You during the warranty period; if the media is subject to accident, abuse, or improper use; or if you violate terms of this Agreement, then this warranty shall immediately terminate. Moreover, this warranty shall not apply if the Software is used on or in conjunction with hardware and software other than the unmodified version of hardware and software with which the Software was designed to be used as described in the Documentation.

THIS IS A LIMITED WARRANTY, AND IS THE ONLY WARRANTY MADE BY LICENSOR OR ITS SUPPLIERS. EXCEPT AS SPECIFICALLY SET FORTH IMMEDIATELY ABOVE, LICENSOR SPECIFICALLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES THAT THE SOFTWARE IS FREE OF DEFECTS, AND THE IMPLIED WARRANTIES OF MERCHANTABILITY, FIT FOR A PARTICULAR PURPOSE, AND NON-INFRINGING. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE SOFTWARE IS BORNE BY YOU. SHOULD THE SOFTWARE PROVE DEFECTIVE IN ANY RESPECT, YOU, AND NOT LITRONIC OR ITS SUPPLIERS, ASSUME THE ENTIRE COST OF ANY SERVICE AND REPAIR. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THE SOFTWARE HAVE INHERENT LIMITATIONS, AND YOU MUST DETERMINE THAT THE SOFTWARE SUFFICIENTLY MEETS YOUR REQUIREMENTS. THIS DISCLAIMER OF WARRANTIES CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. NO USE OF THE SOFTWARE WITHOUT PAYMENT OF THE REQUIRED LICENSE FEE TO LICENSOR IS AUTHORIZED EXCEPT SUBJECT TO THIS DISCLAIMER.

PART III -- TERMS APPLICABLE TO ALL LICENSE GRANTS

Title; Ownership. (a) At all times, Litronic and/or its suppliers retain all right, title and interest in and to the Software. The Software, including its structure, sequence, organization and code are valuable trade secrets of Litronic and its suppliers. The Software is protected by United States copyright law and International copyright treaty provisions. Except as stated herein, this Agreement does not grant you any rights to any patents, copyrights, trade secrets, trade names, trademarks (whether registered or unregistered) or any other intellectual property rights in respect to the Software.

(b) NetSign, the Litronic Logo, and Litronic are trademarks of Litronic, Inc. You may use the
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trademarks only insofar as required to comply with accepted trademark practice, including identification of the trademark owner's name. Such use of any trademark does not grant You any rights in and to that trademark.

No Reverse Compilation. You may not modify, translate, disassemble, reverse assemble, decompile or create derivative works of the Software in whole or in part. The Software shall not be reverse engineered such that other (non-Litronic) readers can be used. Any source code provided is not to be modified without the express written consent of Litronic. Litronic readers shall not be reverse engineered such that the Software can be used with a clone of Litronic readers or other smartcard readers.

LIMITATION OF LIABILITIES. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER TORT, CONTRACT, OR OTHERWISE, SHALL LICENSOR OR ITS LICENSORS OR RESELLERS BE LIABLE TO YOU OR ANY THIRD PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, LOSS OF DATA, LOST PROFITS, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTIONS, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL LICENSOR BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT LICENSOR RECEIVED FROM YOU FOR A LICENSE TO THE SOFTWARE, EVEN IF LICENSOR SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR OF ANY CLAIM BY ANY THIRD PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM LITRONIC'S GROSS NEGLIGENCE OR INTENTIONAL ACTS TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS EXCLUSION AND LIMITATION MAY NOT APPLY TO YOU.

High-Risk Activities. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapon systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage, and Licensor expressly disclaims any express or implied warranty of fitness for such uses.

Export Law Assurances. You agree that neither the Software, the underlying information or technology, nor any direct product thereof, may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, the countries of the former Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's List of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. You further represent and warrant that You are not located in, under the control of, or a national or resident of any such country or on any such list.

U.S. Government Restricted Rights. The Software is provided with RESTRICTED RIGHTS. The use, duplication, or disclosure by the Government is subject to restrictions as set forth in subdivision (c)(1)(ii) of The Rights in Technical Data and Computer Software clause at
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52.227-7013. The contractor/ manufacturer of this Software is LITRONIC, INC.,
2030 MAIN STREET, SUITE 1250, IRVINE, CALIFORNIA 92614.

Confidential Information.

(a) You hereby agree that You will keep confidential any information or data ("Confidential Information") obtained from Licensor in connection with this Agreement and shall not divulge the same to any third parties, except for: (i) Information which, at the time of disclosure, had been previously made public;
(ii) Information which is made public after disclosure to You, unless such disclosure is a breach of this or any other agreement; (iii) Information which, prior to disclosure to You, was already in Your possession; or (iv) Information which, subsequent to disclosure, was obtained by You from a third party who was lawfully in possession of such information and was not in violation of any contractual, legal or fiduciary obligation to Litronic or any Litronic's supplier.

(b) All Confidential Information shall remain the sole property of Litronic. You shall have no implied licenses or other rights in the Confidential Information not specifically granted herein. You shall not disclose the Confidential Information to anyone other than employees and contractors with a demonstrable need to know, who have a binding, written, confidentiality obligation to You to protect such Confidential Information against unauthorized disclosure or use. You shall take all reasonable precautions to prevent unauthorized use or disclosure of the Confidential Information.

(c) You acknowledge that any unauthorized use or disclosure of the Confidential Information would cause irreparable harm to Litronic.

(d) Upon termination of this Agreement, You shall destroy all Confidential Information immediately.

(e) These provisions shall survive for a period of three (3) years from the date of termination of this Agreement.

No Waiver or Assignment. No delay or failure to take action under this License will constitute a waiver unless expressly waived in writing, signed by a duly authorized representative of Litronic, and no single waiver will constitute a continuing or subsequent waiver. This License may not be assigned, sublicensed or otherwise transferred by Licensee, by operation of law or otherwise.

Entire Agreement. This License constitutes the entire agreement between the parties with respect to the use of the Software, and supersedes all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. Any additional or different terms or conditions proposed by You are hereby rejected and shall be of no force and effect unless expressly agreed to in writing by Litronic. No amendment to or modification of this License will be binding unless in writing and signed by a duly authorized representative of Litronic.

General Provisions. This Agreement will be governed by the laws of the State of California, as applied to agreements entered into and to be performed entirely within California between California residents. The application of the United Nations Convention for Contracts for the International Sale of Goods is hereby expressly excluded. If any provisions of this Agreement shall be held by any court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will remain in full force and effect.

Should you have any questions concerning this Agreement, please contact us by email: sales@litronic.com